                                                                  EXHIBIT 10.5.a

                     FIRST AMENDMENT TO THE CREDIT AGREEMENT

           THIS FIRST AMENDMENT TO THE CREDIT AGREEMENT (this "Amendment"), is entered into as of January 16,1998, by and among GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation, (the "Company"), the Banks signatory hereto and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Issuing Bank and as agent for itself and the Banks (in such capacity, the "Agent").


                                    RECITALS


       A. The Company, the several financial institutions named as "Banks" therein, the Issuing Bank and the Agent are parties to a Credit Agreement dated as of June 30, 1997 (the "Prior Credit Agreement"). The Prior Credit Agreement, as amended by this Amendment, is herein referred to as the "Credit Agreement." Unless otherwise defined herein, all capitalized terms used in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

       B. Pursuant to the Prior Credit Agreement, the Banks have extended and are continuing to extend certain credit facilities to the Company.

       C. The Company has informed the Agent and the Banks that the Company and certain of its Subsidiaries propose to issue in one or more private placements unsecured notes (collectively, the "Private Placement Notes"). Any Private Placement Notes issued by the Company may be unconditionally guaranteed by Subsidiaries of the Company. The proceeds of the Private Placement Notes are to be used for general corporate purposes.

       D. The Company has requested that the Majority Banks and the Agent agree to amend the Prior Credit Agreement to permit the Company and its Subsidiaries to incur up to $100,000,000 in additional Indebtedness and to permit the Subsidiaries of the Company to guaranty up to $100,000,000 of such Indebtedness incurred by the Company. The Majority Banks and the Agent are willing to agree to such request, but only on the terms, conditions and understandings as set forth herein.

                                    AGREEMENT

       THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

       1. Amendments to Prior Credit Agreement. The Prior Credit Agreement is hereby amended as follows:

              (a) Section 8.06 of the Prior Credit Agreement is hereby amended by deleting "or" where it appears at the end of subsection (h) thereof, by deleting "." where it appears at the end of subsection (I) thereof and substituting in its place "; or" and by inserting immediately after subsection
(I) thereof the following:

                     (i) guaranties by one or more Subsidiaries of the Company of obligations of the Company in an aggregate amount outstanding not to exceed $100,000,000.

              (b) Section 8.18 of the Prior Credit Agreement is hereby amended by deleting "and" where it appears at the end of subsection (g) thereof, by deleting "." where it appears at the end of subsection (h) thereof and substituting in its place "; and" and by inserting immediately after subsection
(h) thereof the following:

                     (i) Indebtedness (including Guaranty Obligations permitted pursuant to subsection 8.06(j)) in an aggregate amount outstanding not to exceed $100,000,000.

       2. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Banks as follows:

              (a) Both before and after giving effect to this Amendment, no Default or Event of Default exists.

              (b) The execution, delivery and performance by the Company of this Amendment and by the Guarantors of their acknowledgment and consent to this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of notice to or action by, any Person (including any Governmental Approvals) in order to be effective and enforceable. Each of the Prior Credit Agreement as amended by this Amendment, the Guaranty and the other Loan Documents to which the Company or any of its Subsidiaries is a party constitutes and continues to constitute the legal, valid and binding obligations of the Company and such Subsidiary party thereto, enforceable against the Company and such Subsidiaries in accordance with their respective terms, without defense, counterclaim or offset.

              (C) All representations and warranties of the Company contained in the Prior Credit Agreement are true and correct and will be true and correct on the Effective Date.

              (d) The Company is entering into this Amendment on the basis of its own business judgment, without reliance upon the Agent, any Bank or any other Person.

       3. Effective Date. This Amendment will become effective as of the date first written above (the "Effective Date"), provided that each of the following conditions precedent has been and remains satisfied on such date:

              (a) The Agent has received in sufficient number for each Bank, duly executed originals (or an executed facsimile copy, to be followed promptly by delivery of executed originals):

                     (i) of this Amendment, executed by the Company and each of Banks; and

                     (ii) of each Guarantors' Acknowledgment and Consent in the form attached hereto, executed by each Guarantor; and

              (b) all representations and warranties contained (or incorporated by reference) herein are true and correct as of the Effective Date.

       4.     Miscellaneous.

              (a) Except as herein expressly amended. all terms, covenants and provisions of the Prior Credit Agreement are and shall remain in full force and effect and all references therein to the Credit Agreement shall henceforth refer to the Prior Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of the Credit Agreement. This Amendment is one of the Loan Documents.

              (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

              (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

              (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by delivery of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company or any Guarantor shall bind such Bank, the Company or such Guarantor, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

              (e) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Prior Credit Agreement, respectively.

              (f) The execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to execute similar amendments under the same or similar circumstances in the future.

              (g) Each of the provisions set forth in Article XI of the Prior Credit Agreement is incorporated herein by this reference and made applicable to this Amendment.

              (h) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

              (i) The Company covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in the State of California by their proper and duly authorized officers as of the day and year first above written.


GRANITE CONSTRUCTION INCORPORATED            BANQUE NATIONALE DE PARIS


By:  /s/ WILLIAM E. BARTON                   By:
   --------------------------------------       -------------------------------
         William E. Barton

Title: Vice President & Chief                Title:
       Financial Officer                           ----------------------------


By: /s/ R.C. ALLBRITTON                      By:
   --------------------------------------       -------------------------------
        R.C. Allbritton                       Title:
      -----------------------------------          ----------------------------
Title:  Vice President & Treasurer



BANK OF AMERICA NATIONAL TRUST AND           ABN-AMRO BANK N.V., San Francisco
SAVINGS ASSOCIATION, as Agent                International Branch



By: [SIG]                                    By:
   --------------------------------------       -------------------------------
Title: Vice President                        Title:
      -----------------------------------          ----------------------------


BANK OF AMERICA NATIONAL TRUST AND           By:
SAVINGS ASSOCIATION, as a Bank and as           -------------------------------
Issuing Bank                                 Title:
                                                   ----------------------------



By:  [SIG]
   --------------------------------------
Title: Vice President


UNION BANK OF CALIFORNIA, N.A.


By:
   --------------------------------------
Title:
      -----------------------------------



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           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in the State of California by their proper and duly authorized officers as of the day and year first above written.


GRANITE CONSTRUCTION INCORPORATED            BANQUE NATIONALE DE PARIS


By:                                          By:
   --------------------------------------       -------------------------------
Title:                                       Title:
      -----------------------------------          ----------------------------


By:                                          By:
   --------------------------------------       -------------------------------
Title:                                       Title:
      -----------------------------------          ----------------------------


BANK OF AMERICA NATIONAL TRUST AND           ABN-AMRO BANK N.V., San Francisco
SAVINGS ASSOCIATION, as Agent                International Branch



By:                                          By:
   --------------------------------------       -------------------------------
Title:   Vice President                      Title:
      -----------------------------------          ----------------------------


BANK OF AMERICA NATIONAL TRUST AND           By:
SAVINGS ASSOCIATION, as a Bank and as           -------------------------------
Issuing Bank                                 Title:
                                                   ----------------------------


By:
Title: Vice President


UNION BANK OF CALIFORNIA, N.A.


By: /s/  DAVID E. TAYLOR
   --------------------------------------
         David E. Taylor

Title:   Vice President
      -----------------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in the State of California by their proper and duly authorized officers as of the day and year first above written.


GRANITE CONSTRUCTION INCORPORATED            BANQUE NATIONALE DE PARIS


By:                                          By:   /s/ DEBRA WRIGHT
   --------------------------------------       -------------------------------
                                                       Debra Wright

Title:                                       Title:    Vice President
      -----------------------------------          ----------------------------


By:                                          By:   /s/ COLLEEN S. BREIT
   --------------------------------------       -------------------------------
                                                       Colleen S. Breit

Title:                                       Title:    Assistant Vice President
      -----------------------------------          ----------------------------



BANK OF AMERICA NATIONAL TRUST AND           ABN-AMRO BANK N.V., San Francisco
SAVINGS ASSOCIATION, as Agent                International Branch


By:                                          By:
   --------------------------------------       -------------------------------
Title:     Vice President                    Title:
      -----------------------------------          ----------------------------


BANK OF AMERICA NATIONAL TRUST AND           By:
SAVINGS ASSOCIATION, as a Bank and as          --------------------------------
Issuing Bank                                 Title:
                                                   ----------------------------



By:
Title: Vice President


UNION BANK OF CALIFORNIA, N.A.


By:
   --------------------------------------
Title:
      -----------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in the State of California by their proper and duly authorized officers as of the day and year first above written.


GRANITE CONSTRUCTION INCORPORATED      BANQUE NATIONALE DE PARIS


By:                                    By:
    ------------------------------         ----------------------------------
Title:                                 Title:
     -----------------------------            -------------------------------


By:                                    By: /s/ JEFFREY A. FRENCH
     -----------------------------         ----------------------------------
                                               Jeffrey A. French

Title:                                 Title: Group Vice President & Director
      ----------------------------           --------------------------------



BANK OF AMERICA NATIONAL TRUST AND     ABN-AMRO BANK N.V., San Francisco
SAVINGS ASSOCIATION, as Agent          International Branch


By:                                    By:  BRADFORD H. LESBY
   -------------------------------        -----------------------------------
                                            Bradford H. Lesby

Title: Vice President                  Title: Assistant Vice President
      ----------------------------           --------------------------------


BANK OF AMERICA NATIONAL TRUST AND     By:  JEFFREY A. FRENCH
SAVINGS ASSOCIATION, as a Bank             ----------------------------------
and as Issuing Bank                         Jeffrey A. French


By:                                    Title: Group Vice President & Director
   -------------------------------            -------------------------------


Title: Vice President
      ----------------------------


UNION BANK OF CALIFORNIA, N.A.


By:
   -------------------------------

Title:
      ----------------------------

                     GUARANTOR'S ACKNOWLEDGMENT AND CONSENT

Each of the undersigned hereby acknowledges the foregoing Amendment (the "Amendment"), consents (without implying the need for any such consent) to its terms, and represents and warrants to the Agent and the Banks that, both before and after giving effect to the Amendment, its Guaranty remains in full force and effect as an enforceable obligation of the Guarantor, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforceability of creditor rights. Each Guarantor remakes as of the Effective Date (as defined in the Amendment) all of the representations and warranties made by it pursuant to the Guaranty. Capitalized terms used herein and not otherwise defined have the respective meanings assigned to them in the Credit Agreement (as defined in the Amendment).

         IN WITNESS WHEREOF, each Guarantor has executed this Guaranty by its duly authorized officers as of this 16th day of January, 1998.


GRANITE CONSTRUCTION COMPANY                 DESERT AGGREGATES, INC.


By: /s/ WILLIAM E. BARTON                    By:  /s/ DAVID J. BRUNTON
   --------------------------------------       -------------------------------
        William E. Barton                             David J. Brunton

Title:  Vice President & Chief               Title:   Chief Financial Officer &
        Financial Officer                             Asst. Secretary



By:  /s/  R.C. ALLBRITTON                    By: /s/ KATHLEEN KENAN
   --------------------------------------       -------------------------------
          R.C. Allbritton                            Kathleen Kenan

Title:    Vice President & Treasurer         Title:  Assistant Secretary



GRANITE SR 91 CORPORATION                    G.G. & R., INC.


By: /s/   DAVID H. WATTS                     By: /s/ DAVID H. WATTS
   --------------------------------------       -------------------------------
          David H. Watts                             David H. Watts

Title:    President & CEO                    Title:  President & CEO


By : /s/ WILLIAM E. BARTON                   By: /s/ WILLIAM E. BARTON
   --------------------------------------       -------------------------------
         William E. Barton                           William E. Barton

Title:   Vice President &                    Title:  Vice President &
         Chief Financial Officer                     Chief Financial Officer


WILCOTT CORPORATION                          INTERMOUNTAIN SLURRY SEAL, INC.


By: /s/   DAVID H. WATTS                     By: /s/ DAVID J. BRUNTON
   --------------------------------------       -------------------------------
          David H. Watts                             David J. Brunton

Title:    President & CEO                    Title:  Chief Financial Officer &
                                                       Asst. Secretary

By: /s/ WILLIAM E. BARTON                    By: /s/ KATHLEEN KENAN
   --------------------------------------       -------------------------------
        William E. Barton                            Kathleen Kenan

Title:  Vice President &                     Title:  Assistant Secretary
        Chief Financial Officer

BEAR RIVER CONTRACTORS                       GILC, L.P.


By: /s/ DAVID J. BRUNTON                     By:  /s/ WILLIAM E. BARTON
   --------------------------------------       -------------------------------
        David J. Brunton                              William E. Barton

Title:  Chief Financial Officer                   Title:   President & CEO



By: /s/ KATHLEEN KENAN                       By:  /s/ R.C. ALLBRITTON
   --------------------------------------       -------------------------------
        Kathleen Kenan                                R.C. Allbritton

Title:  Assistant Secretary                  Title:   Vice President &
                                                      Chief Financial Officer


POZZOLAN PRODUCTS COMPANY (P.P.C.)           GRANITE SR91, L.P.


By: /s/  DAVID J. BRUNTON                    By: /s/ DAVID H. WATTS
   --------------------------------------       -------------------------------
         David J. Brunton                            David H. Watts

Title:   Chief Financial Officer &           Title:  President & CEO
         Asst Secretary


By:  /s/  KATHLEEN KENAN                     By:  WILLIAM E. BARTON
   --------------------------------------       -------------------------------
Title:    Kathleen Kenan                     Title:  William E. Barton
          Assistant Secretary                        Vice President &
                                                     Chief Financial Officer



GILC INCORPORATED                            GTC, INC.


By: /s/ WILLIAM E. BARTON                    By:  /s/ WILLIAM E. BARTON
   --------------------------------------       -------------------------------
        William E. Barton                             William E. Barton

Title:  President & CEO                      Title:   President & Treasurer




By:  /s/ R.C. ALLBRITTON                     By:  /s/ R.C. ALLBRITTON
   --------------------------------------       -------------------------------
         R.C. Allbritton                              R.C. Allbritton

Title:   Vice President &                    Title: Vice President &
         Chief Financial Officer                    Asst. Treasurer